SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
Emerging Markets Equity Fund
(the "Funds")

Supplement dated December 24, 2014
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2014

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers for the Small Cap Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Small Cap Fund, the text relating to AllianceBernstein L.P., Artisan Partners Limited Partnership, Janus Capital Management LLC and Lee Munder Capital Group, LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager

In addition, under the heading "Small Cap Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section titled "Investment Adviser and Sub-Advisers," the text relating to AllianceBernstein L.P., Artisan Partners Limited Partnership, Janus Capital Management LLC and Lee Munder Capital Group, LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

EAM Investors, LLC: EAM Investors, LLC ("EAM Investors"), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California, serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Montie L. Weisenberger manages the portion of the Small Cap Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Change in Sub-Advisers for the Small Cap II Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Small Cap II Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
EAM Investors, LLC	Montie L. Weisenberger	Since 2014	Managing Director and Portfolio Manager
Snow Capital Management L.P.	Joshua Schachter, CFA	Since 2014	Senior Portfolio Manager, Principal
	Anne Wickland, CFA	Since 2014	Portfolio Manager, Principal

In addition, under the heading "Small Cap II Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section titled "Investment Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

EAM Investors, LLC: EAM Investors, LLC ("EAM Investors"), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California, serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. Montie L. Weisenberger manages the portion of the Small Cap II Fund's assets allocated to EAM Investors. Mr. Weisenberger serves as Managing Director and Portfolio Manager at EAM Investors and has managed the firm's small cap growth strategy since 2007.

Snow Capital Management L.P.: Snow Capital Management L.P. ("SCM"), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. A team of investment professionals manages the portion of the Small Cap II Fund's assets allocated to SCM. Joshua Schachter, CFA is a Senior Portfolio Manager and Principal at SCM, and has been with the firm since its inception in 2001. His responsibilities include research, selection and portfolio management. Anne Wickland, CFA is a Portfolio Manager and Principal at SCM. She joined SCM in 2006 as a Senior Analyst, and was appointed to her current role in 2010.

Change in Sub-Advisers for the Small/Mid Cap Equity Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Small/Mid Cap Equity Fund, the text relating to Wellington Management Company, LLP and William Blair & Company L.L.C. is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
CastleArk Management LLC	James Stark, CFA	Since 2014	Co-Manager, CastleArk Small Cap Growth Strategy
	Greg Baxter, CFA	Since 2014	Co-Manager, CastleArk Small Cap Growth Strategy

In addition, in the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Small/Mid Cap Equity Fund, as a result of a change in control of Integrity Asset Management, LLC ("Integrity"), the text relating to Integrity is hereby deleted and replaced with the following text:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Integrity Asset Management	Daniel G. Bandi, CFA	Since 2004	Chief Investment Officer and Principal
	Daniel J. DeMonica, CFA	Since 2004	Senior Portfolio Manager and Principal
	Adam I. Friedman	Since 2004	Senior Portfolio Manager and Principal
	Joe A. Gilbert, CFA	Since 2004	Portfolio Manager
	Mirsat Nikovic, CFA	Since 2007	Portfolio Manager
	J. Bryan Tinsley, CFA	Since 2004	Portfolio Manager

In addition, under the heading "Small/Mid Cap Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section titled "Investment Adviser and Sub-Advisers," the text relating to Wellington Management Company, LLP and William Blair & Company L.L.C. is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

CastleArk Management LLC: CastleArk Management LLC ("CastleArk"), located at 1 N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to CastleArk. James Stark, CFA and Greg Baxter, CFA serve as co-managers of CastleArk's small cap growth strategy and each has been with the firm since 2007.

In addition, under the heading "Small/Mid Cap Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section titled "Investment Adviser and Sub-Advisers," the text relating to Integrity is hereby deleted and replaced with the following text:

Integrity Asset Management: Integrity Asset Management ("Integrity"), an investment franchise within Victory Capital Management Inc. located at 18500 Lake Road, Suite 300, Rocky River, OH 44116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA and J. Bryan Tinsley, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity since 2003 and is currently responsible for participating in security selection for the Small/Mid Cap Equity Fund.

Change in Sub-Advisers for the Emerging Markets Equity Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Emerging Markets Equity Fund, the text relating to Lazard Asset Management LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
WCM Investment Management	Sanjay Ayer	Since 2014	Portfolio Manager & Business Analyst
	Paul R. Black	Since 2014	Portfolio Manager, co-CEO
	Peter J. Hunkel	Since 2014	Portfolio Manager & Business Analyst
	Michael B. Trigg	Since 2014	Portfolio Manager & Business Analyst
	Kurt R. Winrich	Since 2014	Portfolio Manager, co-CEO

In addition, under the heading "Emerging Markets Equity Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section titled "Investment Adviser and Sub-Advisers," the text relating to Lazard Asset Management LLC is hereby deleted and replaced with the following text in the appropriate alphabetical order thereof:

WCM Investment Management: WCM Investment Management ("WCM"), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to WCM. Sanjay Ayer serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. His primary responsibilities are portfolio management and equity research. Paul R. Black serves as Portfolio Manager and co-CEO at WCM, and has been with the firm since 1989. His primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2001. His primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2006. His primary responsibilities are portfolio management and equity research. Kurt R. Winrich serves as Portfolio Manager and co-CEO at WCM, and has been with the firm since 1984. His primary responsibilities are portfolio management and equity research.

Change in Sub-Adviser Name for the Small Cap II and Small/Mid Cap Equity Funds

Effective January 1, 2015, Lee Munder Capital Group, LLC, which serves as a sub-adviser to each of the Small Cap II and Small/Mid Cap Equity Funds, is changing its name to LMCG Investments, LLC. Therefore, effective January 1, 2015, all references to "Lee Munder Capital Group, LLC" are hereby deleted and replaced with "LMCG Investments, LLC."

There are no other changes in the portfolio management of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-916 (12/14)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
Emerging Markets Equity Fund
(the "Funds")

Supplement dated December 24, 2014
to the Statement of Additional Information (the "SAI") dated September 30, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and The Sub-Advisers," all references to (i) AllianceBernstein L.P., Artisan Partners Limited Partnership, Janus Capital Management LLC and Lee Munder Capital Group, LLC's management of the Small Cap Fund; (ii) Wellington Management Company, LLP and William Blair & Company L.L.C.'s management of the Small/Mid Cap Equity Fund; (iii) Integrity Asset Management, LLC's management of the Small/Mid Cap Equity Fund (in connection with a change in control of the sub-adviser); and (iv) Lazard Asset Management LLC's management of the Emerging Markets Equity Fund are hereby deleted.

Under the same heading, the following paragraphs are hereby added in the appropriate alphabetical order thereof:

CASTLEARK MANAGEMENT LLC—CastleArk Management LLC ("CastleArk"), located at 1 N. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. CastleArk was formed in 1999 and is 100% employee-owned.

EAM INVESTORS, LLC—EAM Investors, LLC ("EAM Investors"), located at 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California, serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap II Funds. EAM Investors was founded as a California Limited Liability Company in 2007. EAM Investors employees own 56% of EAM Investors. Byron C. Roth, through his majority ownership of CR Financial Holdings, Inc. and its wholly owned subsidiary WACO Limited, LLC, indirectly owns a 44% interest in the firm.

INTEGRITY ASSET MANAGEMENT—Integrity Asset Management ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Integrity was founded in 2003 and, as of October 31, 2014, is an investment franchise within Victory Capital Management Inc. Prior to that date, Integrity had been a wholly owned subsidiary of Munder Capital Management since 2010.

SNOW CAPITAL MANAGEMENT L.P.—Snow Capital Management L.P. ("SCM"), located at 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143, serves as a Sub-Adviser to a portion of the assets of the Small Cap II Fund. SCM is a 95% employee-owned Pennsylvania limited partnership.

WCM INVESTMENT MANAGEMENT—WCM Investment Management ("WCM"), located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. WCM was founded in 1976 and is 100% employee-owned.

In addition, under the heading "Portfolio Management," in the section entitled "The Adviser and The Sub-Advisers," all references to (i) AllianceBernstein L.P., Artisan Partners Limited Partnership, Janus Capital Management LLC and Lee Munder Capital Group, LLC's management of the Small Cap Fund; (ii) Wellington Management Company, LLP and William Blair & Company L.L.C.'s management of the Small/Mid Cap Equity Fund; (iii) Integrity Asset Management, LLC's management of the Small/Mid Cap Equity Fund (in connection with a change in control of the sub-adviser); and (iv) Lazard Asset Management LLC's management of the Emerging Markets Equity Fund are hereby deleted.

Under the same heading, the following paragraphs are hereby added in the appropriate alphabetical order thereof:

CastleArk

Compensation. SIMC pays CastleArk a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between CastleArk and SIMC. CastleArk pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended September 30, 2014.

CastleArk's portfolio managers are compensated in three ways: base salary, a bonus based upon the profitability of their strategy and equity share of ownership in the firm. The bonus is based on performance versus the Russell 2000 Growth Index and institutional peer groups. The portfolio managers are also shareholders of CastleArk Management LLC and received a distribution based on firm profitability.

Ownership of Fund Shares. As of September 30, 2014, CastleArk's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of September 30, 2014, in addition to the Small/Mid Cap Equity Fund, CastleArk's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Stark, CFA	1	$82	1	$39	18	$792
Greg Baxter, CFA	1	$82	1	$39	18	$792

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, CastleArk Management LLC has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

EAM Investors

Compensation. SIMC pays EAM Investors a fee based on the assets under management of the Small Cap and Small Cap II Funds as set forth in an investment sub-advisory agreement between EAM Investors and SIMC. EAM Investors pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap II Funds. The following information relates to the period ended September 30, 2014.

EAM Investors' portfolio manager is paid a competitive salary and participates in the firm's revenue share plan. The portfolio manager is also an equity owner and is eligible for equity based distributions from profits.

Ownership of Fund Shares. As of September 30, 2014, EAM Investors' portfolio manager did not beneficially own any shares of the Small Cap or Small Cap II Funds.

Other Accounts. As of September 30, 2014, in addition to the Small Cap and Small Cap II Funds, EAM Investors' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Montie L. Weisenberger	2	$257,625	1	$121,571	7	$65,024

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. All EAM Investors portfolios within a specific style, i.e. small cap growth, are managed in parallel with the same holdings and approximately the same weights of securities, except for client specific guidelines and restrictions. EAM Investors does not currently have any performance based fee schedules with clients. The firm's personal trading policy restricts personal trading in any security with a market cap below $10 billion, well above the range of all EAM Investors portfolios. Because of these factors EAM Investors would not expect the portfolio manager to have a material conflict of interest in managing any of our client's portfolios.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended September 30, 2014.

Each of the portfolio managers employed by Integrity receives an industry competitive base salary. In addition, each of the portfolio managers is eligible for bonus compensation from an Integrity team bonus pool, which is based on a formula relating to the revenues received for all accounts under their management.

Ownership of Fund Shares. As of September 30, 2014, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of September 30, 2014, in addition to the Small/Mid Cap Equity Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel G. Bandi, CFA	6	$1,489.38	3	$478.04	105	$2,942.09
Daniel J. DeMonica, CFA	6	$1,489.38	3	$478.04	105	$2,942.09
Adam J. Friedman	6	$1,489.38	3	$478.04	105	$2,942.09
Joe A. Gilbert, CFA	5	$1,384.02	3	$478.04	105	$2,942.09
Mirsat Nikovic, CFA	3	$463.23	2	$285.50	74	$2,942.09
J. Bryan Tinsley, CFA	5	$1,384.02	3	$478.04	105	$2,942.09

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  As indicated in the table above, personnel, including portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), of Integrity may be part of portfolio management teams serving numerous accounts for multiple clients of Integrity. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio management teams may provide services for clients of both Integrity and its affiliates simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•  Potential Conflicts Relating to the Interests of Portfolio Management Teams and Integrity: Integrity and/or its affiliates, if any, may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Integrity and/or its affiliates than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Integrity and/or its affiliates). Integrity and/or its affiliates may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel may also make personal investments in accounts (including hedge funds) they manage or support.

  If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Integrity and/or its affiliates than the Small/Mid Cap Equity Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams make personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager may also have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Small/Mid Cap Equity Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Small/Mid Cap Equity Fund 's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of the Small/Mid Cap Equity Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Integrity and/or its affiliates take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

•  Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Integrity, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Victory Capital Management ("Victory") has adopted and implemented numerous compliance policies and procedures applicable to Integrity and its other investment franchises and employees, including a Code of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Integrity and Victory's other investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory's compliance program will achieve its intended result.

SCM

Compensation. SIMC pays SCM a fee based on the assets under management of the Small Cap II Fund as set forth in an investment sub-advisory agreement between SCM and SIMC. SCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap II Fund. The following information relates to the period ended September 30, 2014.

SCM's Senior Portfolio Managers and Portfolio Managers are paid a competitive base salary, a discretionary bonus, and are shareholders of the firm. Approximately one-third to one-half of their overall compensation is tied to a subjective analysis of their respective products' performance as well as the overall profitability of the firm. SCM's Senior Analysts and Analysts are paid a competitive base salary and a discretionary bonus that is based on their individual performance relative to expectations and the overall profitability of the firm. Approximately one-third to one-half of their overall compensation is bonus.

Key SCM employees have, after meeting certain performance objectives, an option to participate in direct equity ownership. All SCM Portfolio Managers and Senior Analysts are designated as key employees. All SCM equity holders are required to enter into employment agreements, which include non-compete provisions.

SCM attempts to benchmark compensation and benefits with other firms in the industry and/or market. Our objective is to provide total cash compensation that is competitive on a national basis and supplement with equity awards to provide long term incentive and retention.

Ownership of Fund Shares. As of September 30, 2014, SCM's portfolio managers did not beneficially own any shares of the Small Cap II Fund.

Accounts. As of September 30, 2014, in addition to the Small Cap II Fund, SCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joshua Schachter, CFA	3	$114	0	$0	2,588	$2,832
Anne Wickland, CFA	3	$114	0	$0	144	$501

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, SCMs adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

WCM

Compensation. SIMC pays WCM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between WCM and SIMC. WCM pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended September 30, 2014.

WCM's portfolio managers are compensated with a fixed base salary and share in the profitability of the firm from their equity ownership. Sanjay Ayer also receives a portion of the revenue generated by the strategies for which he serves as portfolio manager. On occasion, WCM has agreed to a performance-based fee arrangement. In these arrangements, the fee is generally the greater of a "base" component or a "performance" component as measured against a benchmark. Performance fees are charged only in compliance with Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Advisers Act") and only to "qualified clients" as defined in that rule. Portfolio managers' compensation arrangements are not directly linked to any such arrangement.

Ownership of Fund Shares. As of September 30, 2014, WCM's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of September 30, 2014, in addition to the Emerging Markets Equity Fund, WCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Sanjay Ayer	2	$8	95	$303	23		$425
	0	$0	0	$0	0		$0
Paul R. Black	7	$1,160	9	$475	174		$3,542
	0	$0	0	$0	4	*	$354
Peter J. Hunkel	7	$1,160	9	$475	174		$3,542
	0	$0	0	$0	4	*	$354
Michael B. Trigg	7	$1,160	9	$475	174		$3,542
	0	$0	0	$0	4	*	$354
Kurt R. Winrich	7	$1,160	9	$475	174		$3,542
	0	$0	0	$0	4	*	$354

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees (including performance-based fees) as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Change in Sub-Adviser Name

Effective January 1, 2015, Lee Munder Capital Group, LLC, which serves as a sub-adviser to each of the Small Cap II and Small/Mid Cap Equity Funds, is changing its name to LMCG Investments, LLC. Therefore, effective January 1, 2015, all references to "Lee Munder Capital Group, LLC" are hereby deleted and replaced with "LMCG Investments, LLC."

There are no other changes in the portfolio management of the Funds.

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SEI-F-917 (12/14)